Exhibit 99.1
PTC Therapeutics William Blair Growth Stock Conference Matthew Klein, M.D. Chief Operating Officer Kylie O’Keefe, SVP Global Commercial and Corporate Strategy June 9, 2022

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. All statements contained in this presentation, other than statements of historic fact, are forward-looking statements, including statements with respect to guidance relating to 2022 total net product revenue, 2022 DMD franchise net product revenue, 2022 operating expenditure guidance and future revenue guidance and statements regarding: the future expectations, plans and prospects for PTC, including with respect to the expected timing of clinical trials and studies, availability of data, regulatory submissions and responses and other matters; expectations with respect to PTC's gene therapy platform, including any potential regulatory submissions and approvals and manufacturing capabilities; advancement of PTC's joint collaboration program in SMA, including any potential regulatory submissions, commercialization or royalty or milestone payments; PTC's expectations with respect to the licensing, regulatory submissions and commercialization of its products and product candidates; PTC's strategy, future operations, future financial position, future revenues, projected costs; and the objectives of management. Other forward-looking statements may be identified by the words "guidance", "plan," "anticipate," "believe," "estimate," "expect," "intend," "may," "target," "potential," "will," "would," "could," "should," "continue," and similar expressions.

PTC's actual results, performance or achievements could differ materially from those expressed or implied by forward-looking statements it makes as a result of a variety of risks and uncertainties, including those related to: expectations with respect to the COVID-19 pandemic and related response measures and their effects on PTC's business, operations, clinical trials, regulatory submissions and approvals, and PTC's collaborators, contract research organizations, suppliers and manufacturers; the outcome of pricing, coverage and reimbursement negotiations with third party payors for PTC's products or product candidates that PTC commercializes or may commercialize in the future; expectations with respect to PTC's gene therapy platform, including any regulatory submissions and potential approvals, manufacturing capabilities and the potential financial impact and benefits of its leased biologics manufacturing facility and the potential achievement of development, regulatory and sales milestones and contingent payments that PTC may be obligated to make; the enrollment, conduct, and results of ongoing studies under the SMA collaboration and events during, or as a result of, the studies that could delay or prevent further development under the program, including any regulatory submissions and commercialization with respect to Evrysdi; PTC's ability to utilize results from Study 041, a randomized, 18-month, placebo-controlled clinical trial of Translarna for the treatment of nmDMD followed by an 18-month open-label extension, to support a marketing approval for Translarna for the treatment of nmDMD in the United States; PTC's ability to maintain its marketing authorization of Translarna for the treatment of nmDMD in the European Economic Area (EEA) and other regions, including whether the European Medicines Agency (EMA) determines in future annual renewal cycles that the benefit-risk balance of Translarna authorization supports renewal of such authorization; PTC's ability to fund, complete and timely submit to the EMA the results of Study 041, which is a specific obligation to continued marketing authorization in the EEA; expectations with respect to the commercialization of Tegsedi and Waylivra; the enrollment, conduct and results of PTC's clinical trial for emvododstat for COVID-19; significant business effects, including the effects of industry, market, economic, political or regulatory conditions; changes in tax and other laws, regulations, rates and policies; the eligible patient base and commercial potential of PTC's products and product candidates; PTC's scientific approach and general development progress; PTC's ability to satisfy its obligations under the terms of the lease agreement for its leased biologics manufacturing facility; the sufficiency of PTC's cash resources and its ability to obtain adequate financing in the future for its foreseeable and unforeseeable operating expenses and capital expenditures; and the factors discussed in the "Risk Factors" section of PTC's most recent Annual Report on Form 10-K, as well as any updates to these risk factors filed from time to time in PTC's other filings with the SEC. You are urged to carefully consider all such factors.

As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products. There are no guarantees that any product will receive or maintain regulatory approval in any territory, or prove to be commercially successful, including Translarna, Emflaza, Evrysdi, Tegsedi, Waylivra or Upstaza.

The forward-looking statements contained herein represent PTC's views only as of the date of this presentation and PTC does not undertake or plan to update or revise any such forward-looking statements to reflect actual results or changes in plans, prospects, assumptions, estimates or projections, or other circumstances occurring after the date of this presentation except as required by law.

2 | JPM Presentation 2022 – Private & Confidential

PTC Has a Growing Global Footprint 3 1,200+ employees 20 offices worldwide Footprint in >50 countries Founded in 1998

Diversified Platform Drives Strong Portfolio

			SCIENTIFIC PLATFORMS and RESEARCH						
	Deflazacort	LatAm Commercial	Nonsense Mutation	Splicing	Gene Therapy	Bio-e	Metabolic	Oncology	Virology
Commercial	Emflaza® (deflazacort) 6 mg | 18 mg | 30 mg | 36 mg tablets 22.75 mg/mL oral suspension	Tegsedi® (inotersen); Waylivra® (volanesorsen)	translarna™ ataluren	Evrysdi® risdiplam	Upstaza* (eladocagene exuparvovec)				
Clinical			US Ataluren	PTC518 HD		Vatiquinone MDAS; Vatiquinone FA; PTC857 ALS	PTC923 PKU	Unesbulin DIPG; Unesbulin LMS; Emvododstat AML	Emvododstat COVID-19
Research			2 Undisclosed	SCA-3; MAP-Tau; 8 Undisclosed	FA; Angelman; IRDs; Cog Disorders	3 Undisclosed		3 Undisclosed	

AADC, aromatic L-amino acid decarboxylase deficiency; AML; acute myeloid leukemia; COVID-19, coronavirus disease 2019; DIPG, diffuse intrinsic pontine glioma; FA, Friedreich's ataxia; ALS, amyotrophic lateral sclerosis; HD, Huntington's disease; IRD, inherited retinal dystrophy; LMS, leiomyosarcoma; MDAS, mitochondrial disease associated seizures; PKU, phenylketonuria; SCA-3, spinocerebellar ataxia type 3. * Positive CHMP opinion, EMA ratification expected in July

Legend: Potential registrational studies (orange: US Ataluren, Vatiquinone MDAS, Vatiquinone FA, PTC923 PKU, Emvododstat COVID-19); Early-stage programs (grey)

4

PTC THERAPEUTICS

Strong Financial Performance Driven by Innovation 5 Total Revenue $539 M DMD Franchise Net Product Revenue $423 M *Non - GAAP measure which excludes estimated non - cash, stock - based compensation expense of approximately $115 million. GAAP R&D and SG&A expense for the full year 2022 is anticipated to be between $915 and $965 million. Total Revenue Guidance $475 - 495 M OPEX Guidance* $800 - 850 M $700 - 750 M DMD Franchise Net Product Revenue Guidance

Strong DMD Franchise Growth Expected to Continue

translarna
ataluren

- Treatment for nonsense mutation DMD for ages 2 and older
- Distributed in 50+ countries
- New patients in existing geographies and geographic expansion


DMD Franchise Revenue
Translarna
Emflaza
+28%
+42%
139
192
187
236
44
47
49
79
2020
2021
1Q21
1Q22

Emflaza®
(deflazacort)
6 mg | 18 mg | 30 mg | 36 mg tablets
22.75 mg/mL oral suspension

- First and only corticosteroid approved for DMD; approved for all US DMD patients >2yrs
- Data show clinical benefit over prednisone
- New patients starts, continued high compliance and operational excellence

6

Evrysdi Revenue Demonstrates Benefits of Safe and Effective Therapy for SMA 7 • First at - home, oral treatment for SMA • Patients treated across all SMA types • Patients are treatment - naïve or previously treated with Spinraza , Zolgensma • Broadest range of ages treated Benefits of Evrysdi for SMA Patients Based on interim data from the RAINBOWFISH study Showed 80 percent of pre - symptomatic infants with SMA treated with Evrysdi for at least 12 months achieved motor milestones Including sitting without support, rolling, crawling, standing unaided, and walking independently Newly Approved Indication in US for Pre - Symptomatic Infants

• Innovative treatment for hATTR amyloidosis patients • Disease awareness and patient ID continuing • LATAM patients benefiting through early - access programs • Received Category 1 pricing, in final pricing negotiations • For treatment of familial chylomicronaemia syndrome (FCS) • LATAM patients benefiting through early - access programs • Received Category 1 pricing, in final pricing negotiations Leveraging Regulatory Expertise and Commercial Infrastructure to Support Patients in Latin America 8 Application submitted for additional indication of FPL Commercial efforts ongoing

Upstaza™ Has the Potential to Provide Significant Benefit to AADC Patients

Disease

Aromatic L-amino acid decarboxylase deficiency (AADC-d) is a rare highly morbid and fatal childhood disease. Children with severe AADC deficiency never achieve motor development milestones.

Current Treatments

No approved disease-modifying treatments

Mechanism of Action

Potential for AADC gene therapy to become standard of care. Patients can achieve motor and cognitive long-term improvement.

~5,000
Global Prevalence


Upstaza™
(eladocagene exuparvovec)

9

Upstaza ™ - Treated Patients Make Significant and Sustainable Progress 10

Upstaza ™ Gene Therapy Opportunity and Launch Preparation 11 Potential over $1B in cumulative revenue Successful patient finding is ongoing Positive CHMP opinion received in May, ratification expected in July Upstaza ™ BLA submission expected in 4Q22 Development of virtual education: disease - specific webinars and congress symposia Engaging with patient advocacy groups and payers Identification and preparation of expert pediatric neurosurgical centers Continued KOL engagement Treatment Centers Disease Education Regulatory Market Opportunity

Pipeline Progress Planned in 2022 Study Results Study Initiations GT - FA Ph1 Initiation DIPG Ph2 Initiation Study 041 2022 Q4 2022 Q2 2022 Q3 2022 Q1

SCA - 3 MAP - Tau PTC518 HD Splicing Clinical Commercial Research Nonsense Mutation LatAm Commercial Deflazacort Metabolic Oncology US A taluren Emvododstat AML Unesbulin DIPG Unesbulin LMS PTC923 PKU Emvododstat COVID - 19 Virology AADC, aromatic L - amino acid decarboxylase deficiency; AML; acute myeloid leukemia; COVID - 19, coronavirus disease 2019; DIPG, dif fuse intrinsic pontine glioma; FA, Friedreich’s ataxia; GBA, glucocerebrosidase; HD, Huntington‘s disease; IRD, inherited retinal dystrophy; LMS, leiomyosarcoma; MDAS, mitochondrial disease associated seizu res ; PD, Parkinson’s disease; PKU, phenylketonuria; SCA - 3, spinocerebellar ataxia type 3. SCIENTIFIC PLATFORMS and RESEARCH Potential registrational studies Early - stage programs Gene Therapy Angelman IRDs Cog Disorders FA PTC - AADC 3 Undisclosed 2 Undisclosed 8 Undisclosed Diversified Platform Drives Strong Portfolio 13 Reducing Oxidative Stress Inhibition of 15 lipoxygenase (15 - LO) blocks inflammation and oxidative stress response Bio - e V atiquinone MDAS V atiquinone FA PTC857 ALS Science of Bio - e • Differentiated therapy for neurological indications • High levels of oxidative stress and inflammation underpin multiple CNS disease pathologies • Bio - e platform targets the key enzymatic hubs that regulate oxidative stress and inflammatory pathways to modulate disease progression 3 Undisclosed

Disease Mitochondrial disease associated seizures (MDAS) is the highly morbid condition of refractory seizures in patients with inherited mitochondrial disease Current Treatments No approved disease - modifying treatments Mechanism of Action Vatiquinone targets 15 - lipoxygenase, a regulator of the key energetic and oxidative stress pathways that underpin seizures in these patients 14 ~20,000 Global Prevalence Vatiquinone Has the Potential to Show Clinically Differentiated Improvement for MDAS Patients

Vatiquinone Has the Potential to Show Clinically Differentiated Improvement for MDAS Patients 15 Primary Endpoint Cha nge from baseline in frequency of observable motor seizures PTC743 ( vatiquinone ) Placebo N = 30 24 weeks R N = 30 48 weeks PTC743 ( vatiquinone ) N = 60 Open - Label Extension Placebo - Controlled Primary Endpoint Trial Status • Enrolling • Data expected 4Q 2022

Vatiquinone Has the Potential to Provide Improvement in Neurological Function

Disease

Friedreich ataxia (FA) is a rare, inherited, progressive disease resulting from mitochondrial dysfunction

~25,000
Global Prevalence

Current Treatments

No approved disease-modifying therapies

Opportunity

Vatiquinone targets 15-lipoxygenase, a regulator of key energetic and oxidative stress pathways that are disrupted in FA


MOVE-FA
FARA
rideATAXIA

16

PTC THERAPEUTICS

Vatiquinone Has the Potential to Provide Improvement in Neurological Function

MOVE-FA



Placebo-Controlled
Open-Label Extension
PTC743 (vatiquinone)
N = ~60
R
Placebo
N = ~60
PTC743 (vatiquinone)
N = ~120
72 weeks
24 weeks
Primary Endpoint

Primary Endpoint
Change in mFARS

Key Secondary Endpoint
Change in FA-ADL

Trial Status

Enrollment complete

- Data expected in 2Q 2023

17

PTC THERAPEUTICS

18 Disease Amyotrophic lateral sclerosis (ALS) is a rapidly progressing neurodegenerative disease caused by oxidative damage, which leads to neuronal cell death and muscular atrophy Current Treatments No approved disease - modifying therapies Mechanism of Action PTC857 inhibits pathways leading to oxidative damage and ferroptosis, resulting in protection of motor neurons ~ 150,000 Global Prevalence PTC857 Has the Potential to Slow Disease Progression in ALS

PTC857 Has the Potential to Slow Disease Progression in ALS

CARDINALS


Treatment Period
Long-Term Treatment Extension
PTC857 250 mg BID
N = ~170
Screening
R
PTC857 250 mg BID
Placebo
N = ~85
8 weeks
24 weeks
28 weeks
Primary Endpoint

Primary Endpoints
Change in ALSFRS-R

Secondary Endpoints
Safety and PK

Trial Status

- Enrolling
- Trial initiated in Q1 2022

19

PTC THERAPEUTICS

Clinical Commercial Research Nonsense Mutation LatAm Commercial Deflazacort Metabolic Oncology US A taluren Emvododstat AML Unesbulin DIPG Unesbulin LMS PTC923 PKU Emvododstat COVID - 19 Virology AADC, aromatic L - amino acid decarboxylase deficiency; AML; acute myeloid leukemia; COVID - 19, coronavirus disease 2019; DIPG, dif fuse intrinsic pontine glioma; FA, Friedreich’s ataxia; GBA, glucocerebrosidase; HD, Huntington‘s disease; IRD, inherited retinal dystrophy; LMS, leiomyosarcoma; MDAS, mitochondrial disease associated seizu res ; PD, Parkinson’s disease; PKU, phenylketonuria; SCA - 3, spinocerebellar ataxia type 3. SCIENTIFIC PLATFORMS and RESEARCH Potential registrational studies Early - stage programs Bio - e V atiquinone MDAS V atiquinone FA PTC857 ALS Gene Therapy Angelman IRDs Cog Disorders FA PTC - AADC Diversified Platform Drives Strong Portfolio 3 Undisclosed 20 3 Undisclosed 2 Undisclosed 0 SCA - 3 MAP - Tau PTC518 HD Splicing Splicing • Pioneers in splicing • Small - molecule regulation of splicing events • Chemistry optimized for uniform distribution, blood - brain barrier penetration and limited efflux 5’ Splice Site 3’ Splice Site Isoform plex HTSpliceseq Databases of Splicing Targets Isoform plex HTSpliceseq Databases of Splicing Targets Leaders in Splicing Technology 8 Undisclosed

21 Disease Huntington’s disease (HD) is a progressive brain disorder that causes uncontrolled movements and cognitive loss Current Treatments No approved disease - modifying therapies Mechanism of Action PTC518 modulates splicing to induce degradation of HTT mRNA, reducing expression of the toxic HTT protein ~135,000 Global Prevalence PTC518 Reduces HTT mRNA and Protein to Target HD

Crosses blood - brain barrier and is not effluxed Dose - dependent reduction of HTT mRNA and protein Consistent pharmacology Generally well tolerated 22 Results from Phase 1 Healthy Volunteer Study PTC518 Reduces HTT mRNA and Protein to Target the Proximal Cause of HD

PTC518 Has the Potential to Reduce HTT Protein in Huntington Patients



Part A
Part B
R
5 mg PTC518
5 mg PTC518
N = ~30
10 mg PTC518
10 mg PTC518
N = ~30
Placebo
N = ~30
Alternative Dose PTC518
Alternative Dose PTC518
3 months
9 months
Primary Endpoint

Primary Endpoints

- Safety and tolerability of PTC518 in Huntington disease patients
- Percent reduction in HTT mRNA and protein in blood

Trial Status

- Enrolling
- Trial initiated in Q1 2022

23

24 • Safety and tolerability of PTC518 in Huntington’s disease patients • Percent reduction in HTT mRNA and protein in blood Primary endpoints • Percent reduction in HTT protein in CSF • Changes in neurofilament light chain ( NfL ) in plasma and CSF • Change in caudate, putamenal , ventricular volume on volumetric MRI imaging • Changes in clinical scales of motor and cognitive function Secondary endpoints • Ambulatory Huntington’s patients ages 25 and older • CAG repeats 42 - 50 inclusive • Motor and Cognitive Function: • UHDRS - IS score of 100 • UHDRS TFC score of 13 • PIN HD score 0.18 - 4.93 • Multivariate calculation including SDMT, TMS, age, CAG Inclusion Criteria PTC518 Has the Potential to Reduce HTT Protein in Huntington Patients

25 Disease Phenylketonuria (PKU) is a metabolic condition caused by mutations to phenylalanine hydroxylase, which can lead to cognitive disabilities and seizures Current Treatments Majority of patients do not initially respond or are not well controlled by standard of care Mechanism of Action PTC923 is a more bioavailable precursor than exogenously administered synthetic BH4 and has the potential to treat a broader range of PKU patients ~58,000 Global Prevalence APHENITY I s a Global Registration - Directed Trial of PTC923 for PKU

APHENITY I s a Global Registration - Directed Trial of PTC923 for PKU 26 Primary Endpoint Reduction in blood phenylalanine levels Primary Endpoint Trial Status • Enrolling • Data expected YE 2022 R PTC923 Placebo 42 Days Open - Label Extension Placebo - Controlled PTC923 12 Months PTC923 14 Days Run - in

27 Disease Leiomyosarcoma (LMS) is a rare and aggressive cancer with tumors found in smooth muscle Current Treatments Several chemotherapeutics are utilized but offer minimal meaningful clinical benefit Mechanism of Action Unesbulin is an oral small molecule tubulin inhibitor that arrests tumor cells, including cancer stem cells, in G2/M phase by inhibiting tubulin polymerization ~ 4,000 d iagnosed annually in US Unesbulin Has the Opportunity to Provide Additional Progression Free Survival in LMS Not an actual LMS patient.

28 Phase 1b study results 300 mg was selected as RP2D Unesbulin was well tolerated 21 Day Treatment Cycles Phase 1b Study Design Ascending doses 200, 300 and 400 mg u nesbulin + 1000mg/m 2 dacarbazine N = 29 • Patients with locally advanced or metastatic LMS intolerant or refractory to standard therapy Inclusion Criteria • Any number of previous lines of treatments allowed Unesbulin Has the Opportunity to Provide Additional Progression Free Survival in LMS SLD = sum of largest diameter Percentage Change for SLD from Baseline 01-013 04-008 01-009 01-015 04-004 01-011 04-006 01-002 02-008 04-002 02-003 04-005 02-010* 02-002 04-015* 04-003 05-002 02-009 02-005 01-001 04-014 04-013* 04-012 02-001 01-018* 04-010 04-007 01-014* 01-003 05-003* -100 -50 0 50 100 Percent Change in SLD from Baseline Unesbulin dose: 200mg/300mg/400mg PR PR PR PR PR * Active subjects who had at least 1 response assessment PR

Unesbulin has Opportunity to Provide Additional Progression Free Survival in LMS R 300 mg U nesbulin + 1000mg/m 2 dacarbazine Placebo + 1000 mg/ m 2 dacarbazine Primary Endpoint PFS as determined by RECIST Secondary Endpoints OS, ORR, DCR, DOR 21 Day Treatment Cycle 24 Months Interim Analysis N ≈ 115 N ≈ 230 29 Trial Status • Enrolling • Initiated in Q1 2022

Multiple Platforms Provide Opportunity to Target Over 700,000 Patients by 2030



=10,000 pts
~50K
~70K
~128K
~153K
~288K
~438K
~628K
~703K
DMD/SMA/AADC
+ ~50K
Mito Sz
+ ~20K
PKU
+ ~58K
FA
+ ~25K
HD
+ ~135K
ALS
+ ~150K
GBA-PD
+ ~190K
AS
+ ~75K
2021
2030

Estimated Global Prevalence

30

Enduring Innovation Drives Value Creation

Commercial

2021

Evrysdi (risdiplam) | Emflaza (deflazacort) | translarna (ataluren) | Tegsedi | waylivra

2026

Key Drivers: Evrysdi®, Upstaza™, Tegsedi®, Waylivra®, Translarna™, Vatiquinone, PTC923, Unesbulin

2030

Key Drivers: Evrysdi®, PTC-AADC, Tegsedi®, Waylivra®, Vatiquinone, PTC923, Unesbulin, PTC518, PTC857

~57% of revenues from new products

$539M

Total revenue

~$3B

~$8B

Potential future revenues

Clinical

Vatiquinone | PTC923 | PTC518 | PTC857 | Unesbulin | Emvododstat | GT-FA | GT-AS | Research

31

PTC THERAPEUTICS